Exhibit 99.1

News Release

CMC Announces CFO Retirement and Succession Plan; Appoints Kenji Hashimoto as Deputy CFO

Irving, TX – November 10, 2026 – CMC (NYSE: CMC) (the “Company”) today announced the planned retirement of Paul Lawrence, who has served as the Company’s Senior Vice President and Chief Financial Officer since 2019. The Company also announced a succession plan for the chief financial officer role, with the appointment of Kenji Hashimoto as Senior Vice President and Deputy Chief Financial Officer, effective November 16, 2026. As part of this transition, Mr. Hashimoto is anticipated to assume the chief financial officer role on January 15, 2027. Mr. Lawrence will remain employed by the Company through June 30, 2027, as Special Advisor to the CEO in order to support a smooth transition of the role.

“On behalf of the Company’s Board of Directors and CMC’s leadership team, I want to thank Paul for his years of service,” said Peter Matt, President and Chief Executive Officer of CMC. “Paul has played a key role in driving the Company’s strong financial performance and building our healthy balance sheet, which have positioned CMC to undertake its transformation and create tremendous value for our shareholders.”

“I am excited to welcome Kenji to CMC and the executive leadership team,” said Peter Matt. “His background brings both deep financial expertise and a proven ability to navigate organizational transformation. I am confident that his experience and commitment to excellence will support CMC as we continue executing on our long-term strategy and working to reach our 2029 targets that were recently outlined at our 2026 Investor Day.”

6565 North MacArthur Blvd. | Suite 800 | Irving, TX 75039 | cmc.com

Kenji has extensive experience across multiple areas of financial and business operations, bringing a unique combination of financial leadership, operational execution and a strategic mindset to CMC that will support the Company’s continued growth. Most recently, Kenji served as Managing Director, Business Improvement Sector Leader at Global Infrastructure Partners (GIP). Prior to GIP, he spent two years as Amazon’s Vice President, North America Sort Centers and Surface Transportation. Kenji also spent 22 years at American Airlines, where he advanced through multiple roles across operations, strategy and planning, ultimately serving as Senior Vice President, Finance & Corporate Development.

About CMC

CMC is a Fortune 500® company headquartered in Irving, Texas, and a leading provider of early-stage construction solutions that support the foundational phases of modern infrastructure and building projects. Founded in 1915, CMC has grown from a single-site recycling operation to one of the largest U.S. manufacturers of steel reinforcing bar (“rebar”), a leading producer of subgrade soil stabilization and foundation enhancement solutions and a major supplier of concrete pipe and precast products.

Through an extensive manufacturing network primarily located in the United States and Central Europe, with strategic operations in the United Kingdom, Europe and Asia, CMC serves infrastructure, non-residential, residential, industrial and energy markets. While often unseen, CMC’s products are essential to highways, bridges, airports, commercial buildings and other critical structures that support everyday life.

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Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the federal securities laws with respect to the planned retirement of our Chief Financial Officer, our chief financial officer succession plan, the expected timing of related leadership transitions, our long-term strategy and our 2029 targets. The statements in this release that are not historical statements are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions.

6565 North MacArthur Blvd. | Suite 800 | Irving, TX 75039 | cmc.com

The Company’s forward-looking statements are based on management’s expectations and beliefs as of the date of this news release. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2026, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of additional steelmaking capacity expected to come online from a number of ongoing electric arc furnace projects in the U.S.; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; our ability to successfully execute our TAG operational and commercial excellence program and other transformation initiatives, including the realization of anticipated benefits within the

6565 North MacArthur Blvd. | Suite 800 | Irving, TX 75039 | cmc.com

expected timeframes; attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers’ abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including those related to the Pacific Steel Group litigation and other legal proceedings; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots.

6565 North MacArthur Blvd. | Suite 800 | Irving, TX 75039 | cmc.com

Investor Relations Contact:

Andy Larkin

(720) 618-6013

Media Contact:

Susan Gerber

(214) 689-4300

6565 North MacArthur Blvd. | Suite 800 | Irving, TX 75039 | cmc.com